Exhibit 99.1

STOCK ACQUISITION AGREEMENT

SECTION I

PARTIES

DesertView Management Services, Inc., a corporation duly chartered and existing under the laws of the State of Arizona, hereinafter referred to as “COMPANY”, all current shareholders of COMPANY, hereinafter referred to as “SELLERS”; and Innova Pure Water, Inc., a corporation duly chartered and existing under the laws of the State of Florida, hereinafter referred to as “BUYER.”

SECTION II

REPRESENTATIONS AND WARRANTIES OF BUYER

BUYER warrants to COMPANY as follows:

1.	Authorization. BUYER has full corporate power and authority to enter into this Agreement and to carry out its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of BUYER and no other corporate proceedings on the part of BUYER are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement constitutes the valid and binding obligation of BUYER.

2.	Ownership of Shares. Immediately after Closing, SELLERS will be the true and lawful owners of the agreed amount of BUYER Stock free and clear of all liens and encumbrances, charges or claims whatsoever, subject to Rule 144 of the Securities Act.

3.	Corporate Organization. The BUYER is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary. Attached hereto as Exhibit “A”, and by this reference incorporated herein, are true and complete copies of the Certificate of Incorporation and Bylaws, as amended to date, of the BUYER, certified by the Secretary of State, in the case of the BUYER’S Certificate of Incorporation.

4.

Capitalization. The authorized capital stock of the BUYER, prior to the execution of this Agreement, consists of 50,000,000 shares of voting common stock, with a par value of $0.001 per share and 2,000,000 shares of preferred stock having no par value. Currently there are 35,953,648 shares of common stock issued and outstanding. No Preferred

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shares are outstanding at this time. All outstanding shares have been validly issued and are fully paid and non-assessable with no personal liability attaching to the ownership thereof. An ex-employee of Innova, Mr. Allan Kelly, in his termination agreement, received 100,000 options at $0.50 per share to expire in 2009. These options also contain a cashless conversion provision. Except as disclosed in Buyer’s Exhibit “D” – Litigation, BUYER has no outstanding option, warrant, subscription or other right, agreement or commitment to issue, sell or transfer any shares of the capital stock of the BUYER.

5.	No Violation. The execution, delivery and performance of this Agreement by BUYER and the consummation by it of the transaction contemplated herein, do not require the consent, waiver, approval, license or authorization of any person or public authority and will not, with or without the giving of notice or the lapse of time, conflict with, violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, or result in the creation of any lien, charge of encumbrance upon any of the property or assets of the BUYER under any provision of any charter, bylaw, indenture, mortgage, lien, lease, agreement, contract instrument, order, judgment, decree, law, ordinance or regulation, or any restriction to which any property of the BUYER is subject or by which the BUYER is bound or affected.

6.	Financial Statements. Attached hereto as Exhibit “B”, and by this reference incorporated herein, is a copy of Form 10-QSB dated March 18, 2005 which contains copies of the audited financial statements of the BUYER as of June 30, 2004, and unaudited balance sheets and P&L statements dated March 31, 2005. Such financial statements are in accordance with the books and records of the BUYER, were prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as otherwise stated in such financial statements), present fairly the consolidated financial position, results of operations and changes in financial position of the BUYER as of the dates and for the periods indicated, and do not reflect any unusual or non-recurring transaction or events not in the ordinary course of business. Except as disclosed in the unaudited balance sheet of the BUYER, the BUYER has no liabilities or obligations of any kind requiring the BUYER to make payments in excess of $1,000 with respect to any one liability or obligation or $5,000 in the aggregate, whether accrued, absolute, contingent or otherwise, whether or not such liabilities or obligations would have been required to be disclosed on a balance sheet prepared in conformity with generally accepted accounting principles. To the best of BUYER’S knowledge, after reasonable investigation, there is no basis for assertion against the BUYER of any claim or liability of any nature in any amount not fully disclosed in the balance sheet or herein.

7.	Absence of Certain Changes or Events. Since March 31, 2005, and until Closing, the business of the BUYER has been conducted only in the ordinary course, and the BUYER has not, or will not, except as approved in writing by COMPANY or disclosed herein:

a.	Entered into any transaction, contract or commitment, except this Agreement and the transactions contemplated hereby;

b.

Made any capital expenditures or entered into any commitment therefore exceeding $1,000 in any one instance or $5,000 in the aggregate. Prior loans made by and due to John Nohren will be settled outside of Innova and the SELLER.

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c.	Introduced any material change with respect to the operation of its business, including its method of accounting;

d.	Made any increase in or commitment to increase any employee benefits or adopted or made any commitment to adopt any additional employee benefit plan or made contribution, other than regularly scheduled contributions, to any employee benefit plan;

e.	Suffered any casualty loss or damage (whether or not covered by insurance) which affects the ability of the BUYER to conduct its business or impairs the value of any of its properties, business or operations;

f.	Suffered any adverse change in its financial condition or results of business operations or in its assets, properties, or operations.

8.	Litigation. Except as attached hereto as Exhibit “D” – Litigation, there are no claims, actions, proceedings or investigations pending, or threatened against or relating to the BUYER or any of its properties, before any court or by or before any governmental or regulatory authority or body, nor does BUYER know of any facts which would provide a reasonable basis for any such claim, action, proceeding or investigation. There are no existing or threatened orders, judgments or decrees of any court or governmental agency that specifically apply to the BUYER or any of its assets or properties.

9.	Patents, Licenses, Permits, Authorizations, Etc. With the exception of any Patent “Office Actions” which may be underway relative to pending applications, The BUYER has all known material approvals, authorizations, consents, patents, licenses orders, franchises, certificates of public convenience and necessity, rights and registrations and permits of all governmental agencies, whether federal, state or local. United States or foreign, required to permit the continued operation, following the Closing Date, of its business as presently conducted. All of such approvals, authorizations, consents, licenses, orders, franchises, certificates of public convenience and necessity, rights and registrations are valid and in good standing with the issuing agencies and are not subject to any proceedings for suspension, modification or revocation. All known reports required by law have been filed with the regulatory agencies having appropriate jurisdiction and there is no action pending before any regulatory agency or threatened by any regulatory agency which would materially affect the validity and full use by the BUYER of such approvals.

10.	Title to the Properties; Encumbrances. The BUYER has good and marketable title to its properties free and clear of all liens, pledges, claims, charges, security interests or other encumbrances except (i) as shown on the balance sheet, (ii) lien for current taxes and assessments not yet due, and (iii) such imperfections of title and encumbrances, if any, as do not detract from the value or interfere with the present use of the properties subject thereto or affecting thereby or otherwise impair the business operations conducted by the BUYER.

11.	Taxes and Tax Returns. The BUYER has duly filed all federal, state and local, United States and foreign, tax returns required to be filed by it, and has duly paid or made

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adequate provisions for the payment of all taxes which have been incurred or are due and payable pursuant to such returns or pursuant to any assessment with respect to taxes in such jurisdictions. The BUYER has made all withholding of tax required to be made under all applicable federal, state and local, United States and foreign, tax laws and have been examined by the Internal Revenue Service or the period has expired without waiver or extension for all fiscal years up to and including 2004 with respect to the BUYER and any deficiencies or assessments claimed or made have been paid. The BUYER has not executed or filed with the Internal Revenue Service or any other taxing authority, domestic or foreign, any agreement extending the period of assessment or collection of income taxes.

12.	List of Properties and Assets. Attached hereto as Exhibit “C”, and by this reference incorporated herein, is a complete and correct list setting forth the following information:

a.	All real property owned of record or beneficially by the BUYER and all leases of real property to which the BUYER is a part, with a description of the property and any buildings or structures located thereon and, in the case of each lease, the rental terms (including rents, termination dates and renewal conditions);

b.	All patents, licenses, leases and other rights to personal property to which the BUYER is a party, with a brief description of the property to which such license, lease or other right relates;

c.	All personal property owned of record or beneficially by the BUYER other than office equipment, fixtures and other incidental personal property having an aggregate value not in excess of $3,000;

d.	All policies of insurance in force (with a notation as to the status of premiums paid or payable thereon) insuring the properties, building, machinery, equipment, fixtures or other assets of the BUYER;

e.	All material contracts, understandings and commitments (including, without limitation, mortgages, leases, indentures and loan agreements) to which the BUYER is a party, or to which it or any of its assets or properties is subject.

13.	No Default. All leases, contracts, commitments and other arrangements identified in Exhibit “C” hereto are in full force and effect, are valid and enforceable in accordance with their respective terms except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors’ rights generally; the BUYER is not in breach or default in the performance of any of its obligations thereunder, and all other parties thereto are not in default thereunder and no event has occurred or failed to occur whereby any of the other parties thereto have been or will be released therefrom or will be entitled to refuse to perform thereunder. None of the rights of the BUYER under any such lease, contract, commitment or other arrangement is subject to termination or modification as a result of the transactions contemplated herein.

14.	Books and Records. The books and records of the BUYER are in all respects materially complete and correct, have been maintained in accordance with good business practices and accurately reflect the basis for the financial condition and results of operation of the BUYER set forth in the financial statements attached hereto as Exhibit “B”.

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15.	Transactions with management. Except as defined in “E” attached hereto, the BUYER is not now, nor has it been, a party to any contract, lease or commitment with any officer, director or stockholder of the BUYER or any BUYER subsidiary or any “associate’ of any such officers, directors or stockholders (as the term “associate” is defined in Rule 405 of the Rules and Regulations promulgated under the Securities Act of 1933) nor are any loans outstanding to any of such persons from the BUYER.

16.	Disclosure. All known facts material to the financial condition, assets, business and prospect of the BUYER have been disclosed to BUYER in writing. No representation contained in this Agreement, and no statement, certificate, schedule or other information furnished by or on behalf of the BUYER to COMPANY in connection with this Agreement, contains any untrue statements of a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

SECTION III

REPRESENTATIONS AND WARRANTIES

OF COMPANY

COMPANY represents and warrants to BUYER as follows:

1.	Ownership of Shares. Immediately after Closing, BUYER will be the true and lawful owner of the COMPANY Stock free and clear of all liens and encumbrances, charges or claims whatsoever.

2.	Corporate Organization. The COMPANY is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary. Attached hereto as Exhibit “F”, and by this reference incorporated herein, are true and complete copies of the Certificate of Incorporation and Bylaws, as amended to date, of the COMPANY, certified by the Secretary of State, in the case of the COMPANY’S Certificate of Incorporation.

3.	Capitalization. The authorized capital stock of the COMPANY consists of 1,000 shares of Voting Common Stock, with a par value of $0.001 per share, and no preferred stock. Currently there are 350 shares of Common Stock issued and outstanding. All outstanding shares have been validly issued and are fully paid and non-assessable with no personal liability attaching to the ownership thereof.

4.	No Violation. The execution, delivery and performance of this Agreement by COMPANY and the consummation by it of the transaction contemplated herein, do not

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require the consent, waiver, approval, license or authorization of any person or public authority and will not, with or without the giving of notice or the lapse of time, conflict with, violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, or result in the creation of any lien, charge of encumbrance upon any of the property or assets of the COMPANY under any provision of any charter, bylaw, indenture, mortgage, lien, lease, agreement, contract instrument, order, judgment, decree, law, ordinance or regulation, or any restriction to which any property of the COMPANY is subject or by which the COMPANY is bound or affected.

5.	Financial Statements. Attached hereto as “G”, and by this reference incorporated herein, are complete copies of unaudited financial statements of the COMPANY, and the related unaudited balance sheets, statements of income and retained earnings, changes n financial position for the periods then ended. Such financial statements are in accordance with the books and records of the COMPANY, were prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as otherwise stated in such financial statements), present fairly the consolidated financial position, results of operations and changes in financial position of the COMPANY as of the dates and for the periods indicated, and do not reflect any unusual or non-recurring transaction or events not in the ordinary course of business. Except as disclosed in the unaudited balance sheet of the COMPANY, the COMPANY has no liabilities or obligations of any kind requiring the COMPANY to make payments in excess of $1,000 with respect to any one liability or obligation or $5,000 in the aggregate, whether accrued, absolute, contingent or otherwise, whether or not such liabilities or obligations would have been required to be disclosed on a balance sheet prepared in conformity with generally accepted accounting principles. To the best of COMPANY’S knowledge, after reasonable investigation, there is no basis for assertion against the COMPANY of any claim or liability of any nature in any amount not fully disclosed in the balance sheet or herein. COMPANY further affirms that it is currently involved in the process of having said financial statements prepared for audit and knows of no reason, nor does it anticipate one, why said statements cannot be audited in sufficient time to enable BUYER to file consolidated financials as required.

6.	Absence of Certain Changes or Events. Since March 31, 2005, the business of the COMPANY has been conducted only in the ordinary course, and the COMPANY has not, or will not, except as approved in writing by BUYER or disclosed herein:

a.	Entered into any transaction, contract or commitment, except this Agreement and the transactions contemplated hereby;

b.	Made any capital expenditures or entered into any commitment therefore exceeding $1,000 in any one instance or $5,000 in the aggregate;

c.	Introduced any material change with respect to the operation of its business, including its method of accounting;

d.	Made any increase in or commitment to increase any employee benefits or adopted or made any commitment to adopt any additional employee benefit plan or made contribution, other than regularly scheduled contributions, to any employee benefit plan;

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e.	Suffered any casualty loss or damage (whether or not covered by insurance) which affects the ability of the COMPANY to conduct its business or impairs the value of any of its properties, business or operations;

f.	Suffered any adverse change in its financial condition or results of operations or in its assets, properties, business or operations.

7.	Litigation. There are no claims, actions, proceedings or investigations pending, or threatened against or relating to the COMPANY or any of its properties, before any court or by or before any governmental or regulatory authority or body, nor do Sellers know of any facts which would provide a reasonable basis for any such claim, action, proceeding or investigation. There are no existing or threatened orders, judgments or decrees of any court or governmental agency that specifically apply to the COMPANY or any of its assets or properties.

8.	Licenses, Permits, Authorizations, Etc. The COMPANY has all known material approvals, authorizations, consents, licenses orders, franchises, copyrights, certificates of public convenience and necessity, rights and registrations and permits of all governmental agencies, whether federal, state or local. United States or foreign, required to permit the continued operation, following the Closing Date, of its business as presently conducted. All of such approvals, authorizations, consents, licenses, copyrights, orders, franchises, certificates of public convenience and necessity, rights and registrations are valid and in good standing with the issuing agencies and are not subject to any proceedings for suspension, modification or revocation. All known reports required by law have been filed with the regulatory agencies having appropriate jurisdiction and there is no action pending before any regulatory agency or threatened by any regulatory agency which would materially affect the validity and full use by the COMPANY of such approvals.

9.	Title to the Properties; Encumbrances. The COMPANY has good and marketable title to its properties free and clear of all liens, pledges, claims, charges, security interests or other encumbrances except (i) as shown on the balance sheet, (ii) lien for current taxes and assessments not yet due, and (iii) such imperfections of title and encumbrances, if any, as do not detract from the value or interfere with the present use of the properties subject thereto or affecting thereby or otherwise impair the business operations conducted by the COMPANY.

10.	Taxes and Tax Returns. The COMPANY has duly filed all federal, state and local, United States and foreign, tax returns required to be filed by it, and has duly paid or made adequate provisions for the payment of all taxes which have been incurred or are due and payable pursuant to such returns or pursuant to any assessment with respect to taxes in such jurisdictions. The COMPANY has made all withholding of tax required to be made under all applicable federal, state and local, United States and foreign, tax laws and have been examined by the Internal Revenue Service or the period has expired without waiver or extension for all fiscal years up to and including 2003 with respect to the COMPANY and any deficiencies or assessments claimed or made have been paid. The COMPANY has not executed or filed with the Internal Revenue Service or any other taxing authority, domestic or foreign, any agreement extending the period of assessment or collection of income taxes.

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11.	List of Properties and Assets. Attached hereto as Exhibit “H”, and by this reference incorporated herein, is a complete and correct list setting forth the following information:

a.	All real property owned of record or beneficially by the COMPANY and all leases of real property to which the COMPANY is a part, with a description of the property and any buildings or structures located thereon and, in the case of each lease, the rental terms (including rents, termination dates and renewal conditions);

b.	All licenses, leases and other rights to personal property to which the COMPANY is a party, with a brief description of the property to which such license, lease or other right relates;

c.	All personal property owned of record or beneficially by the COMPANY other than office equipment, fixtures and other incidental personal property having an aggregate value not in excess of $3,000;

d.	All policies of insurance in force (with a notation as to the status of premiums paid or payable thereon) insuring the properties, building, machinery, equipment, fixtures or other assets of the COMPANY;

e.	All material contracts, understandings and commitments (including, without limitation, mortgages, leases, indentures and loan agreements) to which the COMPANY is a party, or to which it or any of its assets or properties is subject.

12.	No Default. All leases, contracts, commitments and other arrangements identified in Exhibit “H” hereto are in full force and effect, are valid and enforceable in accordance with their respective terms except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors’ rights generally; the COMPANY is not in breach or default in the performance of any of its obligations thereunder, and all other parties thereto are not in default thereunder and no event has occurred or failed to occur whereby any of the other parties thereto have been or will be released therefrom or will be entitled to refuse to perform thereunder. None of the rights of the COMPANY under any such lease, contract, commitment or other arrangement is subject to termination or modification as a result of the transactions contemplated herein.

13.	Books and Records. The books and records of the COMPANY are in all respects materially complete and correct, have been maintained in accordance with good business practices and accurately reflect the basis for the financial condition and results of operation of the COMPANY set forth in the financial statements attached hereto as Exhibit “G”.

14.	Disclosure. All known facts material to the financial condition, assets, business and prospect of the COMPANY have been disclosed (or with respect to facts arising hereafter will be promptly disclosed prior to the Closing Date to BUYER in writing. No representation contained in this Agreement, and no statement, certificate, schedule or other information furnished by or on behalf of the COMPANY to BUYER in connection with this Agreement, contains any untrue statements of a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

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SECTION IV

PURCHASE PRICE AND LIMITATIONS

BUYER hereby authorizes the issuance of 2,500,000 shares of Common Stock, restricted as to transfer according to Rule 144 of the Securities Act of 1933 subject to the following terms and conditions:

1.	BUYER agrees to issue said 2,500,000 shares directly to the shareholders of COMPANY, as shall be instructed by COMPANY as to the names and numbers of shares to be issued to each Shareholder.

2.	Simultaneously with the delivery of the names of COMPANY’s shareholders, the COMPANY shall deliver to BUYER, all outstanding stock certificates, duly endorsed for transfer to the BUYER, totaling 100% of the issued and outstanding shares of the COMPANY.

3.	BUYER attests that said 2,500,000 shares of Common Stock of BUYER being submitted as consideration of this Agreement, shall have piggyback rights, together with present holders of Innova 144 stock, to registration if and when the BUYER shall file its next registration statement covering any of its securities.

SECTION V

ACT OF CLOSING AND CLOSING DOCUMENTS

As an act of closing, the following shall occur, simultaneously with the execution of this Agreement:

1.	COMPANY shall deliver the following to the Stock Trustee for the benefit of BUYER at COMPANY’S expense:

a.	All issued and outstanding Common Shares of COMPANY, fully endorsed with guaranteed stock powers attached, with certification by COMPANY that shares delivered equals 100% of the issued and outstanding shares of COMPANY.

b.	A list of all shareholders of COMPANY, evidencing the number of each shares of BUYER’S stock that each shareholder is to receive.

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2.	BUYER shall deliver the following to the Stock Trustee for the benefit of COMPANY at BUYERS expense:

a.	Two Million, Five Hundred Thousand (2,500,000) shares of BUYER’S Common Stock issued to the list of shareholders provided by COMPANY.

SECTION VI

CLOSING COSTS

Each party will pay its own closing costs.

SECTION VII

SURVIVAL; INDEMNIFICATION

1.	Survival; Remedy for Breach. All representations, warranties and agreements of the parties hereto contained herein and in any Exhibit, certificate or instrument delivered pursuant hereto or in connection herewith shall survive the Final Closing.

2.	Indemnification by COMPANY. COMPANY hereby indemnifies BUYER against and agrees to hold BUYER harmless from any and all damage, loss, liability, cost and expense (including, without limitation, reasonable expenses of investigation and attorney’s fees and expenses in connection with any action suit or proceeding brought against BUYER) incurred or suffered by BUYER arising out of or resulting from any misrepresentation by or a breach of any warranty, covenant, term or condition by COMPANY contained herein or in any Exhibit, instrument or document delivered pursuant to the provisions of this Agreement that adversely affect the BUYER.

3.	Indemnification by BUYER. BUYER hereby indemnifies COMPANY against and agrees to hold COMPANY harmless from any and all damage, loss, liability, cost and expense (including without limitation, reasonable expenses of investigation and attorney’s fees and expenses in connection with any action, suit or proceedings brought against COMPANY) incurred or suffered by COMPANY arising out of any misrepresentation by or a breach of any warranty, covenant, term or condition by BUYER contained herein or in any instrument or document delivered pursuant to the provisions of this Agreement or any undisclosed information of BUYER that adversely affect COMPANY.

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SECTION VII

MISCELLANEOUS

1.	Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

a.	If to COMPANY:

DESERTVIEW MANAGEMENT SERVICES, INC.

David Zich, President

181 W. Blackstone Road

Tucson, AZ 69178

b.	If to BUYER:

INNOVA PURE WATER, INC.

John Nohren, Principal Executive Officer

13130 56th Court, Suite 609

Clearwater, FL 33760

c.	Entire Agreement. This Agreement (including the Exhibits, documents and instruments referred to herein) constitutes the entire agreement among the parties and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

d.	Governing Law. This Agreement shall be governed in all respects by the laws of the State of Florida.

e.	Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

f.	Execution by Fax. The execution of this Agreement by fax shall be deemed to be the execution of the original.

g.	All Signatures. All Parties hereto must execute this Agreement by 5:00 P.M. Eastern Daylight Time on June 3, 2005, or this Agreement becomes null and void.

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IN WITNESS WHEREOF, COMPANY and BUYER have caused this Agreement to be executed by their respective officers thereunto duly authorized all as of this, the 3rd day of June, 2005.

COMPANY:

DESERTVIEW MANAGEMENT SERVICES, INC.

/s/ David Zich
David Zich, President

BUYER:
INNOVA PURE WATER, INC.

/s/ John Nohren
John Nohren, Chairman

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EXHIBIT A

INNOVA PURE WATER, INC.

CERTIFICATE OF INCOPORATION AND BY-LAWS

EXHIBIT B

INNOVA PURE WATER, INC.

FINANCIAL STATEMENTS

EXHIBIT C

INNOVA PURE WATER, INC.

LIST OF PROPERTY AND ASSETS

EXHIBIT D

INNOVA PURE WATER, INC.

LITIGATION

EXHIBIT E

INNOVA PURE WATER, INC.

TRANSACTIONS WITH MANAGEMENT

EXHIBIT F

DESERTVIEW MANAGEMENT SYSTEMS, INC.

CERTIFICATE OF INCORPORATION AND BY-LAWS

EXHIBIT G

DESERTVIEW MANAGEMENT SYSTEMS, INC.

FINANCIAL STATEMENTS

EXHIBIT H

DESERTVIEW MANAGEMENT SYSTEMS, INC.

LIST OF PROPERTY AND ASSETS

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